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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 2, 1998


                                STAR BUFFET, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 000-23099                  84-14307896
         --------                 ---------                  -----------
(State or other jurisdiction     (Commission        (IRS Employer Identification
     of incorporation)           File Number)                  Number)


               1312 N. Scottsdale Road, Scottsdale, Arizona 85257
                    (Address of principal executive offices)

                                  (602)425-0397
              (Registrant's telephone number, including area code)

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Item 5. Other Events

        On November 2, 1998, the Registrant received the resignations of William
P. Foley and C. Thomas Thompson from its Board of Directors effective November 2, 1998. A copy of such news release is filed as Exhibit 99.1 to this Form 8-K.

        Additionally, on November 3, 1998 the Board of Directors received the resignation of John F. North from its Board of Directors effective November 3, 1998.


Item 7. Financial Statements and Exhibits

Exhibit Number

        99.1 Press Release dated November 3, 1998 regarding resignations of certain directors.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STAR BUFFET, INC.

Date: November 9, 1998              By:    /s/ ROBERT E. WHEATON
                                           ---------------------
                                           Robert E. Wheaton
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------

     99.1           Press Release dated November 3, 1998